SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2007

MORGANS HOTEL GROUP CO.

(Exact name of registrant as specified in its charter)

Delaware	000-51802	16-1736884
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

8475 Tenth Avenue New York, NY		10018
(Address of principal executive		(Zip Code)
offices)

(212) 277-4100

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On July 19, 2007, Morgans Hotel Group Co. (the “Company”) and certain selling stockholders (the “Selling Stockholders”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., CIBC World Markets Corp., JMP Securities LLC, Thomas Weisel Partners LLC, and Wachovia Capital Markets, LLC (the “Underwriters”), pursuant to which the Company agreed to offer and sell 2,777,495 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and the Selling Stockholders agreed to offer and sell an aggregate of 9,433,345 shares of Common Stock. The closing of this offering is expected to occur on or about July 25, 2007.

Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters an option to purchase up to 1,831,600 additional shares, solely to cover over-allotments, if any.  Such option has not yet been exercised.  In addition, the Company, the Selling Stockholders and the Underwriters have agreed to indemnify each other against specified liabilities, including liabilities under the Securities Act of 1933, as amended.

The Company intends to use the net proceeds of this offering to pay down in full the amount outstanding under its revolving credit facility, and the remaining net proceeds for general corporate purposes.

Affiliates of two of the Underwriters are lenders under the Company’s revolving credit facility, and upon repayment of the amounts owed under the revolving credit facility in connection with the offering, such affiliates will each receive its proportionate share of the amount repaid.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired.

None.

(b)   Pro Forma Financial Information.

None.

(c)   Shelf Company Transaction.

None.

(d)  The following exhibits are filed as part of this report:

Exhibit	Document

1.1	Underwriting Agreement, dated July 19, 2007, by and among the Company and the underwriters and selling stockholders named therein

5.1	Opinion of Hogan & Hartson LLP regarding the legality of the common stock

23.1	Consent of Hogan & Hartson LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGANS HOTEL GROUP CO.

Date: July 23, 2007	By:	/s/ Richard Szymanski
Richard Szymanski
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document

1.1	Underwriting Agreement, dated July 19, 2007, by and among the Company and the underwriters and selling stockholders named therein

5.1	Opinion of Hogan & Hartson LLP regarding the legality of the common stock

23.1	Consent of Hogan & Hartson LLP (included in Exhibit 5.1)